UNITED STATES SECURITIES AND EXCHANGE COMMISSION
In Re:
Montana Acquisition Corporation,
a Delaware corporation	Commission File No. 333-46174
Registrant

CERTIFICATE OF MAILINGS

     I, Randolph S. Hudson, certify that on August 16, 2007, I deposited an original or certified copy of each of the documents listed and described hereinbelow to the named addressee(s) with the U. S. Post Office at Wyoming, New York.

Name and Address of Recipient	Description of Documents

Mark Chalachan	1. Letter Required by Item 304(a)(3) of Regulation S-B
Arthur Place & Company, P. C.
1218 Central Avenue	2. Copy of Form 8-K Current Report dated April 8,
Albany, New York 12205	2005

DATED: August 16, 2007

Randolph S. Hudson

Montana Acquisition Corporation, Form 8-K Current Report dated April 8, 2005, Exhibit 99.3 - Certificate of Mailings, Page 1